UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2006

Federal Services Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Third Avenue, 33rd Floor
New York, New York		10022-4775
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 403-9765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

The information contained in this Item 7.01 shall not be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended.

On April 19, 2006, Federal Services Acquisition Corporation (the “Company”) entered into a Stock Purchase Agreement with Advanced Technology Systems, Inc. (“ATS”), the holders of all the outstanding shares of ATS and Claude Rumsey, as shareholders’ representative, pursuant to which the Company will acquire (the “Acquisition”) all the issued and outstanding shares of ATS, and, indirectly through ATS, all the issued and outstanding shares of ATS wholly-owned subsidiaries.

In connection with the Acquisition, the Company plans to hold presentations for certain of its stockholders. At such presentations, the slide show presentation attached to this Current Report on Form 8-K as Exhibit 99.1 will be distributed to participants.

Stockholders of the Company, and other interested persons, are advised to read the Company’s preliminary proxy statement and, when available, definitive proxy statement (collectively, “Proxy Statements”) in connection with the Company’s solicitation of proxies for the special meeting of stockholders to be held in connection with the Acquisition because these Proxy Statements will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Acquisition. The Proxy Statements, once available, can also be obtained without charge at the Securities and Exchange Commission’s internet site at (http://www.sec.gov). Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing requests to: Federal Services Acquisition Corporation, 900 Third Avenue, 33rd Floor, New York, New York, 10022-4775.

The Company and the directors and executive officers of the Company may be deemed to be participating in the solicitation of proxies in respect of the proposed Acquisition. Information about the Company and the Company’s officers and directors is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission on March 31, 2006. Other information regarding the participants in the proxy solicitation, including the officers and directors of the Company, and a description of their direct and indirect interests in the Acquisition, by security holdings or otherwise, will be contained in the Proxy Statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1         Slide Show Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Services Acquisition Corporation
(Registrant)

Date: May 23, 2006	/s/ Joel R. Jacks
Joel R. Jacks
Chairman of the Board and
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Slide Show Presentation